Exhibit 21

Name of Entity	State of Formation
1051 Perimeter Drive Property LLC	Delaware
180 North Wacker Property LLC	Delaware
29 East Madison Property LLC	Delaware
5400 Westheimer Court LLC	Delaware
5400 Westheimer Holding L.P.	Delaware
5400 Westheimer Limited Partnership	Delaware
CDH CDO LLC	Delaware
FT-5400 New Unit Lender LLC	Delaware
FT-5400 Westheimer LLC	Delaware
FT-Amherst Property LLC	Delaware
FT-Amherst Property Manager LLC	Delaware
FT-Churchill Property L.P.	Delaware
FT-Circle Tower LLC	Delaware
FT-Circle Tower Manager LLC	Delaware
FT-FIN Acquisition LLC	Delaware
FT-FIN GP LLC	Delaware
FT-Florida Property LLC	Delaware
FT-Florida Property Manager LLC	Delaware
FT-KRG (Athens) LLC	Delaware
FT-KRG (Atlanta) LLC	Delaware
FT-KRG (Denton) LLC	Delaware
FT-KRG (Greensboro) LLC	Delaware
FT-KRG (Knoxville) LLC	Delaware
FT-KRG (Lafayette) LLC	Delaware
FT-KRG (Louisville) LLC	Delaware
FT-KRG (Memphis) LLC	Delaware
FT-KRG (Seabrook) LLC	Delaware
FT-KRG (Sherman) LLC	Delaware
FT-KRG (St. Louis) LLC	Delaware
FT-KRG Property L.P.	Delaware
FT-Marc Class B LLC	Delaware
FT-Marc Loan LLC	Delaware
FT-Ontario Holdings LLC	Delaware
FT-Ontario Parking LLC	Delaware
FT-Ontario Parking Manager LLC	Delaware
FT-Ontario Property LLC	Delaware
FT-Ontario Property Manager LLC	Delaware
FT-Orlando Property LLC	Delaware
FT-Orlando Property Manager LLC	Delaware
FT-WD Property LLC	Delaware
Lex-Win Acquisition LLC	Delaware
Newbury Apartments LLC	Delaware
NY 46th Street Lender LLC	Delaware
WRT-46th Street Gotham LLC	Delaware
WRT-1050 Corporetum Holdings LLC	Delaware

Name of Entity	State of Formation
WRT-1050 Corporetum Property LLC	Delaware
WRT-1050 Corporetum Property Manager LLC	Delaware
WRT-550/650 Corporetum Property LLC	Delaware
WRT-550/650 Corporetum Property Manager LLC	Delaware
WRT-701 Arboretum Property LLC	Delaware
WRT-701 Arboretum Property Manager LLC	Delaware
WRT-Andover Property LLC	Delaware
WRT-Andover Property Manager LLC	Delaware
WRT-Atlanta LLC	Delaware
WRT-CDH II LLC	Delaware
WRT-Concord LLC	Delaware
WRT-Crossroads LLC	Delaware
WRT-Crossroads One LLC	Delaware
WRT-DV LLC	Delaware
WRT-Lender LLC	Delaware
WRT-Marc 180 North Wacker LLC	Delaware
WRT-Marc RC Holding LLC	Delaware
WRT-Marc RC Land LLC	Illinois
WRT-Marc RC LLC	Illinois
WRT-Moffett LLC	Delaware
WRT-MT LLC	Delaware
WRT-Nashville Airpark LLC	Delaware
WRT-Plantation Property Owner LLC	Delaware
WRT-Property Holdings LLC	Delaware
WRT Realty L.P.	Delaware
WRT-Rockwell LLC	Delaware
WRT-ROIC Riverside LLC	Delaware
WRT-Science Center Property Owner LLC	Delaware
WRT-Science Center Property Manager LLC	Delaware
WRT-SD Driver LLC	Delaware
WRT-South Burlington Property LLC	Delaware
WRT-South Burlington Property Manager LLC	Delaware
WRT-Springing Member LLC	Delaware
WRT-TALF LLC	Delaware
WRT TRS Management Corp.	Delaware
WRT-VHH LLC	Delaware
WRT-Vision Creekwood LLC	Delaware
WRT-Vision Holdings LLC	Delaware
WRT-Vision LLC	Delaware
WRT-Vision Loan LLC	Delaware
WRT-Vision Management LLC	Delaware
WRT-Westwood Noteholder LLC	Delaware